UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2017

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation (“Peabody Energy” or the “Company”), and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529.

Also as previously disclosed, on December 22, 2016, the Debtors filed with the Bankruptcy Court a Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and a related Disclosure Statement, and on January 25, 2017, the Debtors filed with the Bankruptcy Court the First Amended Joint Plan of Reorganization and the First Amended Disclosure Statement.

On January 27, 2017, the Company and P&L Receivables Company, LLC (“P&L Receivables”) obtained a commitment letter (the “Commitment Letter”) from PNC Bank, National Association (“PNC”), pursuant to which, in connection with the consummation of the proposed Plan, PNC has agreed to amend the existing securitization facility evidenced by the Fifth Amended and Restated Receivables Purchase Agreement, dated as of March 25, 2016 (as amended prior to the date hereof), among P&L Receivables, as the seller, the Company, as the servicer, the sub-servicers party thereto, the various purchasers and purchaser agents party thereto and PNC, as administrator, in order to, among other things, (i) increase the purchase limit to an amount not to exceed $250,000,000 (the “Purchase Limit”), (ii) extend the facility termination date, and (iii) consider adding certain Australian subsidiaries of the Company as originators (as so amended, the “Sixth Amended Securitization Facility”).

The commitment of PNC to provide 100% of the Purchase Limit under the Sixth Amended Securitization Facility is subject to certain conditions set forth in the Commitment Letter, including but not limited to the occurrence or waiver of all conditions precedent to the effectiveness of the Plan.

The Commitment Letter will terminate upon the occurrence of certain events described therein. The outside termination date for the Commitment Letter is May 1, 2017.

On January 27, 2017, the Debtors filed a motion with the Bankruptcy Court seeking authorization to enter into and perform under the Commitment Letter.

The foregoing description of the Commitment Letter is qualified in its entirety by reference to the Commitment Letter attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Amendments to Plan and Disclosure Statement

On January 27, 2017, the Debtors filed with the Bankruptcy Court the Second Amended Joint Plan of Reorganization (as amended, the “Plan”) and the Second Amended Disclosure Statement (as amended, the “Disclosure Statement”) to address certain modifications resulting from a hearing before the United States Bankruptcy Court for the Eastern District of Missouri on January 26, 2017.

Approval of Disclosure Statement

On January 27, 2017, solicitation versions of the Plan and the Disclosure Statement were filed with the Bankruptcy Court. The Bankruptcy Court is expected to issue an order approving the Disclosure Statement on January 27, 2017. The Bankruptcy Court also approved the following items and is expected to issue orders regarding the following, subject to certain modifications:

•	authorizing the Debtors to enter into and perform under the Plan Support Agreement, dated as of December 22, 2016, by and among the Company and certain of its lenders and noteholders (the “Plan Support Agreement”);

•	approving the Private Placement Agreement, dated as of December 22, 2016, by among the Company and certain of the Company’s creditors (the “Private Placement Agreement”), as amended by Amendment No. 1 to Private Placement Agreement dated as of December 28, 2016 (the “PPA Amendment”);

•	approving the private placement (the “Private Placement”) of $750 million in the aggregate of newly created mandatory convertible preferred stock of the reorganized company (“Reorganized PEC”) pursuant to the Private Placement Agreement and in accordance with the Plan;

•	authorizing the $750 million rights offering to eligible creditors for common stock of Reorganized PEC (the “Rights Offering”) to be conducted by the Company in accordance with the order, as contemplated by the Plan;

•	approving the Backstop Commitment Agreement, dated as of December 22, 2016, among the Company and certain of its noteholders (the “Backstop Commitment Agreement”), as amended by Amendment No. 1 to Backstop Commitment Agreement dated as of December 28, 2016 (the “BCA Amendment”); and

•	approving the exit facility commitment letter, dated as of January 11, 2017, from Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Credit Suisse AG, Credit Suisse Securities (USA) LLC, Macquarie Capital Funding LLC and Macquarie Capital (USA) Inc. (the “Exit Facility Commitment Letter”).

The Plan Support Agreement, Private Placement Agreement and Backstop Commitment Agreement were initially filed with the Bankruptcy Court on December 22, 2016 and previously disclosed along with the Private Placement and Rights Offering on the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2016. The PPA Amendment and BCA Amendment were previously disclosed on the Company’s Form 8-K filed with the SEC on December 30, 2016. The Exit Facility Commitment Letter was filed with the Bankruptcy Court on January 11, 2017 and previously disclosed on the Company’s Form 8-K filed with the SEC on January 12, 2017.

Copies of the relevant orders and the solicitation versions of the Plan and Disclosure Statement are available free of charge at www.kccllc.net/Peabody.

Nothing contained herein is intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it is confirmed by the Bankruptcy Court. There can be no assurance that the Bankruptcy Court will confirm the Plan or that the Plan will be implemented successfully.

Update Regarding Support for Plan and Rights Offering

The deadline for eligible holders of the Company’s senior secured second lien notes and senior unsecured notes to sign joinders to the Private Placement Agreement and Backstop Commitment Agreement was 5:00 p.m. New York City time on January 25, 2017. As of that time, holders of approximately 96.36% of the outstanding principal amount of the Company’s senior secured second lien notes and approximately 88.72% of the outstanding principal amount of the Company’s senior unsecured notes were parties to each of the Plan Support Agreement, Private Placement Agreement and Backstop Commitment Agreement. Holders of approximately 41.65% of the Company’s outstanding first lien debt and approximately 41.18% of the outstanding principal amount of the Company’s unsecured convertible junior subordinated debentures were parties to the Plan Support Agreement.

Pursuant to the Plan, the date of issuance by the Bankruptcy Court of its order approving the Disclosure Statement will be the record date for determining the eligibility of a holder of an Allowed Claim in Class 2A, 2B, 2C, 2D or 5B to participate in the Rights Offering. Pursuant to the Rights Offering, holders of Allowed Claims in 2A, 2B, 2C, 2D or 5B on the record date will be entitled to purchase units comprised of shares of new common stock of reorganized Peabody Corporation and penny warrants exercisable into additional shares of new common stock. The allocation of subscription rights available to holders of Allowed Claims in those classes is set forth in the Plan. Mailing of subscription materials for the Rights Offering is expected to commence on February 2, 2017 and the Rights Offering is expected to expire on March 2, 2017.

Each holder of the Company’s senior secured second lien notes and senior unsecured notes that is party to the Backstop Commitment Agreement has agreed to fully exercise all subscription rights issued to it pursuant to the Rights Offering. The subscription rights are not transferable other than in connection with the underlying Allowed Claim. In order to exercise subscription rights, holders of the Company’s senior secured second lien notes and senior unsecured notes held in book-entry form through the facilities of the Depository Trust Company (“DTC”) must comply with the practices, processes and procedures of the DTC, including the DTC’s Automated Tender Offer Program. In addition, holders of the Company’s senior unsecured notes electing to receive its pro rata share of the Class 5B Cash Pool (as defined in the Plan) will not be entitled to transfer their senior unsecured notes after making that election or to participate in the Rights Offering.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Peabody Energy’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, and the progress of its Chapter 11 Cases, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to:

•	Peabody Energy’s ability to confirm and consummate the Plan;

•	Peabody Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession;

•	the effects of the Chapter 11 Cases on Peabody Energy’s operations, including customer, supplier, banking, insurance and other relationships and agreements, and relationships with third parties, regulatory authorities and employees;

•	Bankruptcy Court rulings in the Chapter 11 Cases, as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general;

•	the length of time that Peabody Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings;

•	the risks associated with third-party motions in the Chapter 11 Cases, which may interfere with Peabody Energy’s ability to confirm and consummate the Plan and restructuring generally;

•	increased advisory costs to execute the Plan and increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the impact of the New York Stock Exchange’s delisting of Peabody Energy’s common stock on the liquidity and market price of Peabody Energy’s common stock and on Peabody Energy’s ability to access the public capital markets;

•	the likelihood that Peabody Energy’s common stock will be cancelled and extinguished upon confirmation of the proposed Plan with no payments made to the holders of Peabody Energy’s common stock;

•	the volatility of the trading price of Peabody Energy’s common stock and the absence of correlation between any increases in the trading price and its expectation that the common stock will be cancelled and extinguished upon confirmation of the proposed Plan with no payments made to the holders of Peabody Energy’s common stock;

•	Peabody Energy’s ability to continue as a going concern in the long-term, including Peabody Energy’s ability to confirm the Plan that restructures Peabody Energy’s debt obligations to address Peabody Energy’s liquidity issues and allow emergence from the Chapter 11 Cases;

•	Peabody Energy’s ability to maintain adequate debtor-in-possession financing or use cash collateral;

•	the potential adverse effects of the Chapter 11 Cases on Peabody Energy’s liquidity, results of operations, or business prospects;

•	the cost, availability and access to capital and financial markets, including the ability to secure new financing upon and after emerging from the Chapter 11 Cases;

•	the risk that the Chapter 11 Cases will disrupt or impede Peabody Energy’s international operations, including the Australian operations;

and other risks and uncertainties. Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.

The Plan provides that Peabody Energy equity securities will be canceled and extinguished upon confirmation of the Plan by the Bankruptcy Court, and that the holders thereof would not be entitled to receive, and would not receive or retain, any property or interest in property on account of such equity interests. The Plan also sets forth the proposed recoveries for Peabody Energy’s other securities. Trading prices for Peabody Energy’s equity or other securities may bear little or no relationship during the pendency of the Chapter 11 Cases to the actual recovery, if any, by the holders thereof at the conclusion of the Chapter 11 Cases. In the event of cancellation of Peabody Energy equity securities, as contemplated by the Plan, amounts invested by the holders of such securities would not be recoverable and such securities would have no value. Accordingly, Peabody Energy urges caution with respect to existing and future investments in its equity or other securities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Commitment Letter dated as of January 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

January 27, 2017	By:	/s/ A. Verona Dorch
	Name:	A. Verona Dorch
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Commitment Letter dated as of January 27, 2017